STATEMENT OF ADDITIONAL INFORMATION

FQF Trust
53 State Street
Suite 1308
Boston, MA 02109
(617) 292-9801

October 31, 2018, as amended
May 15, 2019

AGFiQ U.S. Market Neutral Momentum Fund — (MOM)

AGFiQ U.S. Market Neutral Value Fund — (CHEP)

AGFiQ U.S. Market Neutral Size Fund — (SIZ)

AGFiQ U.S. Market Neutral Anti-Beta Fund — (BTAL)

AGFiQ Hedged Dividend Income Fund — (DIVA)

AGFiQ Global Infrastructure ETF — (GLIF)

AGFiQ Dynamic Hedged U.S. Equity ETF — (USHG)

AGFiQ Equal Weighted Value Factor Fund — (RVAL)

AGFiQ Equal Weighted Low Beta Factor Fund — (LBET)

AGFiQ Equal Weighted High Momentum Factor Fund — (HIMO)

Fund shares are or will be listed for trading on NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses of FQF Trust pertaining to the Funds listed above dated October 31, 2018, and May 15, 2019 (each, a “Prospectus”), which incorporates this SAI by reference. This SAI is not an offer to sell any Fund shares. A written offer can be made only by a prospectus. A copy of each Prospectus and the Funds’ shareholder reports is available, without charge, upon request to the address above, by telephone at the number above, or on the Funds’ website at www.AGFiQ.com. You should read the Prospectus carefully before investing.

No person has been authorized to give any information or to make any representations not contained in a Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. Each Prospectus and this SAI do not constitute an offering by the Fund or its Distributor in any jurisdiction in which such offering may not lawfully be made.

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GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means Securities Act of 1933, as amended.

“1934 Act” means Securities Exchange Act of 1934, as amended.

“1940 Act” means Investment Company Act of 1940, as amended.

“Active ETFs” means the AGFiQ Global Infrastructure ETF and the AGFiQ Dynamic Hedged U.S. Equity ETF.

“Adviser” or “AGF Investments” means AGF Investments LLC.

“Balancing Amount” means an amount equal to the difference between the NAV of a Creation Unit and the market value of the In-Kind Creation (or Redemption) Basket, used to ensure that the NAV of a Fund Deposit (or Redemption) (other than the Transaction Fee) is identical to the NAV of the Creation Unit being purchased.

“Board of Trustees” or “Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business.

“Cash Component” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with creations.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means Commodity Futures Trading Commission.

“Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Creation Unit” means an aggregation of a specified number of shares.

“Distributor” or “Foreside” means Foreside Fund Services, LLC.

“Exchange” means NYSE Arca, Inc.

“Fund” means one or more of the series of the Trust identified on the front cover of this SAI.

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“Independent Trustee” means a Trustee who is not an “interested persons” as defined under Section 2(a)(19) of the 1940 Act.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in-kind, to a Fund for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Interested Trustee” means a Trustee who is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

“IRS” means the Internal Revenue Service.

“Long Only Funds” means the AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, and AGFiQ Equal Weighted High Momentum Factor Fund.

“Long/Short Funds” means the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund, AGFiQ U.S. Market Neutral Anti-Beta Fund and the AGFiQ Hedged Dividend Income Fund.

“Market Neutral Funds” means the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, AGFiQ U.S. Market Neutral Size Fund and the AGFiQ U.S. Market Neutral Anti-Beta Fund.

“NAV” means the net asset value of a Fund.

“RIC” means a “regulated investment company” as defined in section 851(a) of the Code.

“SAI” means this statement of additional information.

“SEC” means U.S. Securities and Exchange Commission.

“Target Index Funds” means the Long/Short Funds, Long Only Funds and the Market Neutral Funds.

“Transaction Fees” means fees imposed to compensate the Trust in connection with creations and redemptions.

“Trust” means FQF Trust.

“Trustee” means a trustee of the Trust.

INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Funds are diversified series of the Trust. The Trust was organized on November 19, 2009. Other series of the Trust may be added in the future and/or offered in a separate prospectus and SAI.

Each Fund issues and redeems shares at NAV only in Creation Units, generally in exchange for a basket of securities, together with the deposit of a specified cash amount, or for an all cash amount. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual fund shares, shares are not individually redeemable securities. Rather, each Fund issues and redeems shares on a continuous basis at NAV, only in Creation Units of 50,000 shares. Including in the event of the liquidation of a Fund, the Trust may lower the number of shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of shares to maintain convenient trading ranges for investors (namely, to maintain a price per share that is attractive to investors). Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the aggregate NAV of a Fund.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming shares from a Fund and Transaction Fees — is not relevant to most retail investors.

Once created, shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Exchange Listing and Trading

Shares of each Fund are or will be listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV or Intraday Net Asset Value (“INAV”), as explained on the next page, including because such prices may be affected by market forces (such as supply and demand for shares). As is the case of other securities traded on an exchange, when you buy or sell shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or similar transaction charges, and the secondary market price at which you transact may be affected by the bid/ask spread that prevails in the shares at the time of your transaction. The bid/ask spread is the difference between the highest price a buyer is willing to pay to purchase shares and the lowest price a seller is willing to accept for shares. A Fund does not control the bid/ask spread for shares of the Fund.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) after the first 12 months the Fund is listed, there are fewer than 50 beneficial owners of the shares; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

INAV

The INAV is an approximate per-Share value of a Fund’s Fund Deposit and any short positions, which is disseminated every fifteen (15) seconds throughout the trading day by the Exchange, or by other information providers. The INAV is based on the current market value of the Fund Deposit and any short positions. The INAV does not necessarily reflect the precise composition of the current portfolio of investments held by the Fund at a particular point in time. The INAV should not be viewed as a “real-time” update of the NAV of the Fund because it may not be calculated in the same manner as the NAV. The Funds are not involved in, or responsible for, the calculation or dissemination of the INAV and make no warranty as to its accuracy.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of each Fund. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds (including the benchmarks of the Funds) may be changed by the Board without the approval of shareholders.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate a Fund at a time that may not be opportune for shareholders.

Each Target Index Fund seeks to replicate the price and performance, before fees and expenses, of an index (“Target Index”). Each Target Index Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the Board believes that the current index no longer serves the investment needs of the Target Index Fund and that another index may better serve such needs, or if the financial or economic environment makes it difficult for the Target Index Fund to track its Target Index.

Unlike the Target Index Funds, the Active ETFs are not index funds. The Active ETFs are actively managed and do not seek to replicate the performance of a specified index — each Active ETF seeks to achieve its investment objective. Each Active ETF may not achieve its investment objective. Each Active ETF’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

Additional information concerning the Funds, their investments policies and techniques, and the securities and financial instruments in which they may invest is set forth below.

Borrowing

Except as a temporary measure for extraordinary or emergency purposes, the Funds do not currently intend to borrow money in amounts in excess of 5% of the value of a Fund’s total assets. The Funds may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with well-established financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and will not be considered borrowings by that Fund.

Business Development Companies

Subject to its investment policies and restrictions, a Fund may invest in shares of business development companies (“BDCs”). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC in which a Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

Investments in BDCs are subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodity Pool Operator Regulation

As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator under the Commodity Exchange Act (“CEA”), a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a Fund’s net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because the Funds are expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, it is not subject to the registration requirements of the CEA.

Cyber-Security Risk

A Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-security breaches. Cyber-attacks affecting a Fund or the Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject a Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber-security risk management purposes. While the Funds’ service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Equity Securities

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Funds are susceptible to these market risks.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts and options thereon for hedging, as a substitute for a comparable market position in the underlying securities, to profit from declines in financial markets or to enhance income to a Fund. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take delivery of) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of a Fund’s loss from an unhedged short position in futures and options on futures contracts is potentially unlimited. The Funds will generally engage in transactions in futures and options on futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

There are several risks associated with the use of futures contracts and options on futures as hedging techniques. A purchase or sale of a contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the contract and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures and options on futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and options on futures, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate or currency trends.

Futures exchanges may limit the amount of fluctuation permitted in certain contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or options on futures position, and that Fund would remain obligated to meet margin requirements until the position is closed. If trading is not possible, or if a Fund determines not to close a position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national securities exchange, national futures exchange or foreign board of trade with an active and liquid secondary market, but there can be no assurance that an active secondary market will develop or continue to exist.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an appropriate offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Illiquid Investments

Each Fund may purchase illiquid investments, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the 1933 Act, but which can be sold to qualified institutional buyers under Rule 144A under the 1933 Act. No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of its nets assets in illiquid investments that are assets. The term “illiquid investments” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Funds may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of liquid investments. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities and may have an adverse impact on a Fund’s NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The staff of the SEC has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, with such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function. The Board of Trustees has delegated to the Adviser the responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on a Fund’s liquidity.

Index Options

The Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the purchased option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either: (i) owns an appropriate offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing a Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options may be illiquid.

Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”) and other options exchanges (“Options Exchanges”).

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Investments in Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the 1940 Act or any exemptive order issued by the SEC. If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

Master Limited Partnerships

A Fund may invest in master limited partnerships (“MLPs”), which are publicly traded partnerships (or similar entities such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Options on Securities

The Funds may buy and write (sell) options on securities for the purpose of realizing their investment objective. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. If the Adviser judges market conditions incorrectly or employs a strategy that does not correlate well with a Fund’s investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a Fund’s INAV per share and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised. A Fund may purchase put or call options that are traded on an exchange or in the OTC market. A Fund may sell (“write”) covered call options on its portfolio securities in an attempt to enhance investment performance. A Fund may also write covered put options. A put option is a short-term contract that gives the purchaser of the put option, in return for a premium, the right to sell the underlying security to the seller of the option at a specified price during the term of the option. Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, a Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

When writing a call option on securities, a Fund may cover its position by owning the underlying security on which the option is written, entering into an appropriate offsetting position or by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Real Estate Investment Trusts

Each Fund may invest in real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on its “real estate investment trust taxable income” (including net capital gains) for a taxable year that it distributes to its shareholders if, among other things, it distributes substantially all of that income (other than “net capital gain” (as defined below under “TAXATION”)).

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses in addition to the expenses of the Fund. However, such expenses are not considered to be Acquired Fund Fees and Expenses and, therefore, are not reflected as such in a Fund’s fee table.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for modified tax-free “pass-through” of net investment income and net realized capital gains under the Code, including regulations thereunder and IRS interpretations or similar authority upon which a Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting any repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer.

Reverse Repurchase Agreements

Each Fund may use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when the Adviser believes it will be to a Fund’s advantage to do so. Each Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends it receives, or interest which accrues, during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

Whenever a Fund engages in short sales, it earmarks or segregates liquid securities or cash in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale (other than the proceeds of the short sale), equals the current market value of the security sold short. The earmarked or segregated assets are marked-to-market daily.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay, if any, in connection with a short sale. Short sales may be subject to unlimited losses as the price of a security can rise infinitely.

The Target Index Funds may not be able to borrow stocks that are short positions in a Target Index as their supply may be insufficient or the cost to borrow may be prohibitively expensive due to market or stock specific conditions. Under such circumstances, the Target Index Funds may not achieve their investment objectives.

Swap Agreements

The Funds may enter into swap agreements. The Funds may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be centrally-cleared and exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds will be two-party contracts.

In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates or currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

In addition, these transactions can involve greater risks than if a Fund had invested in the reference obligation directly, because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. Because bilateral swap agreements are two-party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. To the extent that a swap is considered to be illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. If a swap transaction is particularly large or under certain market conditions (e.g., the relevant market is illiquid) it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Certain standardized swaps are currently subject to mandatory central clearing and exchange-trading. Central clearing is expected to decrease counterparty risk and exchange-trading is expected to increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap and exchange-trading provides market transparency for participants. However, central clearing does not eliminate counterparty risk and exchange-trading does not eliminate illiquidity risk. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar bilateral swap. However, existing or anticipated regulatory margin requirements, including minimums, on uncleared swaps may change this comparison.

Regulators are in the process of developing rules that would require further exchange-trading and execution of most liquid swaps on trading facilities. Moving trading to an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps.

Centralized reporting of detailed information about many types of cleared and uncleared swaps is also required. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on the Funds, and the safeguards established to protect anonymity may not function as expected.

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements will not be subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments that are traded in the OTC market. The Adviser, under the oversight of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

U.S. Government Securities

Each Fund also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques it employs, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are backed by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities. Accordingly, risks associated with rising interest rates are heightened.

When-Issued and Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will earmark or segregate cash or liquid investments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.

Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. A Fund’s portfolio turns over for a variety of reasons, including, with respect to the Target Index Funds, due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, to the extent a Fund uses the redemption in-kind mechanism, such utilization will generally have the effect of minimizing Fund shareholders’ realization of capital gains.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

During the two most recent fiscal years ended June 30, the portfolio turnover rate for each Fund was as follows:

Name of Fund(1)	2017	2018
AGFiQ U.S. Market Neutral Momentum Fund	380%	402%
AGFiQ U.S. Market Neutral Value Fund	246%	152%
AGFiQ U.S. Market Neutral Size Fund	106%	105%
AGFiQ U.S. Market Neutral Anti-Beta Fund	273%	347%
AGFiQ Hedged Dividend Income Fund	168%	141%

(1) The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and the AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no portfolio turnover information is provided for these Funds.

Turnover is comprised of two components, index turnover and turnover due to creation and redemption activity. Index turnover historically has remained fairly consistent from year to year. Large variations in turnover rates have been due to changes in creation and redemption activity from year to year. Going forward, index turnover may decline as a result of each index moving from a monthly rebalancing and reconstruction schedule to a quarterly schedule.

INVESTMENT RESTRICTIONS

Fundamental Investment Policies

Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of the Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of a Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees). For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

Target Index Funds:

1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.
6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7.	The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers of one or more particular industries, except that each Fund will concentrate to approximately the same extent that its Target Index concentrates in the stocks of such particular industry or industries.

Active ETFs:

1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
3.	The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
4.	The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
5.	The Fund may not purchase or sell commodities, contracts relating to commodities or options on contracts relating to commodities except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. This policy shall not prevent the Fund from purchasing or selling foreign currency or purchasing, selling or entering into futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments as currently exist or may in the future be developed.
6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.
7.	The AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF will not concentrate (i.e., invest more than 25% of its assets in a single industry) its investments in issuers of a particular industry, except that the AGFiQ Global Infrastructure ETF will concentrate its investments in issuers in the infrastructure industry.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation. Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.

Each of the Funds is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of each Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of a Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. A Fund may not change from “diversified” to “non-diversified” without shareholder approval (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

Non-Fundamental Investment Policies

The Funds have adopted non-fundamental investment policies. The Target Index Funds’ non-fundamental investment policies obligate each Target Index Fund to directly invest at least 80% of its assets in the component securities of its Target Index. For purposes of such investment policies, the Long Only Funds consider “assets” to include a Fund’s total assets, and the Long/Short Funds consider “assets” to include a Fund’s net assets, including any amounts borrowed for investment purposes with respect to long components of the relevant Target Index. Pursuant to the same 80% policies, the Long/Short Funds sell short at least 80% of the weight of the short components of their Target Index. That is, for purposes of such an investment policy for the Long/Short Funds, “assets” includes not only the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the component securities of its Target Index, but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records, to the extent that they are not already counted as investments, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The AGFiQ Dynamic Hedged U.S. Equity ETF, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of issuers economically tied to the United States. The AGFiQ Global Infrastructure ETF, under normal circumstances, invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of infrastructure-related companies and infrastructure-related investments. Each Fund will provide investors with at least 60 days’ notice prior to changes in its 80% policy. The AGFiQ U.S. Market Neutral Anti-Beta Fund will not invest in shares of other registered open-end investment companies in reliance on Sections 12(d)(1)(F) or (G) of the 1940 Act.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Adviser will execute brokerage transactions for the Funds and the Funds will incur brokerage commissions, particularly until the Funds achieve scale, in the case of transactions involving realized losses and in connection with short positions. Also, the Funds may accept cash, in which case the Adviser may need to execute brokerage transactions for the Funds.

Subject to the general supervision of the Board of Trustees, the Adviser is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Adviser expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Adviser serves as an investment manager to and places portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Adviser manages in such manner as the Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for each Fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Fund, the main factors considered by the Adviser in making allocations to the Funds are their respective investment objectives and the order size of each Fund with respect to the relevant security. The policy of each Fund regarding purchases and sales of securities for a Fund’s portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund’s policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude a Fund and the Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement a Fund’s policies, the Adviser effects transactions with those brokers and dealers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to a Fund or the Adviser. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Adviser, for the additional services. The information and services received by the Adviser from brokers and dealers may be of benefit to the Adviser in the management of accounts of some of the Adviser’s other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Adviser and thereby reduce the Adviser’s expenses, this information and these services are of indeterminable value and the management fee paid to the Adviser is not reduced by any amount that may be attributable to the value of such information and services.

The Adviser does not consider sales of shares as a factor in the selection of broker-dealers to execute portfolio transactions.

The aggregate brokerage commissions paid by each Fund during the three most recent fiscal years are set forth in the table below.

Name of Fund(1)	Brokerage Commissions Paid	Amount of Transactions Involved
AGFiQ U.S. Market Neutral Momentum Fund
Fiscal Year Ended June 30, 2018	$20,793.88	$43,207,234.72
Fiscal Year Ended June 30, 2017	$5,449.94	$18,930,835.65
Fiscal Year Ended June 30, 2016	$35,926.94	$49,835,093.88
AGFiQ U.S. Market Neutral Value Fund
Fiscal Year Ended June 30, 2018	$1,800.24	$3,542,486.20
Fiscal Year Ended June 30, 2017	$2,297.84	$9,311,081.25
Fiscal Year Ended June 30, 2016	$5,914.22	$8,575,416.05
AGFiQ U.S. Market Neutral Size Fund
Fiscal Year Ended June 30, 2018	$1,745.94	$3,835,806.36
Fiscal Year Ended June 30, 2017	$1,329.91	$3,956,337.94
Fiscal Year Ended June 30, 2016	$7,087.66	$7,783,931.43
AGFiQ U.S. Market Neutral Anti-Beta Fund
Fiscal Year Ended June 30, 2018	$24,825.60	$56,495,104.80
Fiscal Year Ended June 30, 2017	$23,674.09	$78,274,186.53
Fiscal Year Ended June 30, 2016	$379,244.12	$541,554,823.75
AGFiQ Hedged Dividend Income Fund
Fiscal Year Ended June 30, 2018	$10,984.63	$23,311,232.86
Fiscal Year Ended June 30, 2017	$7,856.94	$23,434,104.06
Fiscal Year Ended June 30, 2016	$8,869.60	$13,439,692.75

(1)	The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no brokerage commission information is provided for these Funds.

Directed Brokerage

For the fiscal year ended June 30, 2018, the AGFiQ U.S. Market Neutral Momentum Fund directed $43,210,866.53 in transactions to brokers in part because of research services provided and paid $20,793.88 in commissions on such transactions.

For the fiscal year ended June 30, 2018, the AGFiQ U.S. Market Neutral Value Fund directed $3,326,457.67 in transactions to brokers in part because of research services provided and paid $1,584.10 in commissions on such transactions

For the fiscal year ended June 30, 2018, the AGFiQ U.S. Market Neutral Size Fund directed $3,835,848.37 in transactions to brokers in part because of research services provided and paid $1,745.94 in commissions on such transactions.

For the fiscal year ended June 30, 2018, the AGFiQ U.S. Market Neutral Anti-Beta Fund directed $56,493,672.88 in transactions to brokers in part because of research services provided and paid $24,825.60 in commissions on such transactions.

For the fiscal year ended June 30, 2018, the AGFiQ Hedged Dividend Income Fund directed $23,309,755.85 in transactions to brokers in part because of research services provided and paid $10,984.63 in commissions on such transactions.

Securities of “Regular Brokers and Dealers”

The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that they may hold at the end of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. Holdings in shares of regular brokers and dealers as of June 30, 2018 are set forth in the table below.

Name of Fund	Broker-Dealer	Debt/Equity	Aggregate Holdings (000s)
AGFiQ U.S. Market Neutral Momentum Fund	Bank of America	E	$36
AGFiQ U.S. Market Neutral Value Fund	Morgan Stanley & Co.	E	$5
AGFiQ U.S. Market Neutral Value Fund	Bank of America	E	$5

In addition, the Adviser has contractually agreed to reduce its management fees in an amount equal to any acquired fund fees and expenses incurred by the Fund from its investments in a fund advised by the Adviser.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

One Trustee and all of the officers of the Trust are directors, officers or employees of the Adviser and/or its affiliates, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees. The fund complex includes the Funds, AGF Global Sustainable Growth Equity Fund and AGF Global Equity Fund, which are held out to investors as related for purposes of investment and investor services (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown in a table below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown in a table below. Unless noted otherwise, the address of each Trustee and each Officer is: c/o FQF Trust, 53 State Street, Suite 1308, Boston, MA 02109.

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Peter A. Ambrosini** Year of Birth: 1944	Trustee	Indefinite/ Since 2011	Independent Consultant, Independent Directors of GMO Trust (2013 to present); Independent Consultant, GMO Funds (2011 to present); Principal, Dover Consulting LLC (2008 to 2015).	12	None
Joseph A. Franco Year of Birth: 1957	Trustee	Indefinite/ Since 2011	Professor of Law, Suffolk University Law School (1996 to present).	12	None
Richard S. Robie III*** Year of Birth: 1960	Trustee	Indefinite/ Since 2011	Chief Operating Officer, Eagle Capital Management (July 2017 to present); Consultant, Advent International (August 2010 to July 2017).	12	None

Name, Address,* Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee****
William C. Carey Year of Birth: 1960	Trustee; Vice President	Indefinite/ Since 2018	Chief Executive Officer, AGF Investments LLC (September 2013 to present); President, F-Squared Retirement Solutions (2011 to 2012).	12	Trustee, Bates College (2011 to present).

* Each Independent Trustee may be contacted by writing to the Independent Trustees of FQF Trust, c/o Stacy L. Fuller, Esq., K&L Gates LLP, 1601 K Street, NW, Washington, D.C., 20006-1600.

** Mr. Ambrosini is the Chairman of the Audit Committee.

*** Mr. Robie is the Chairman of the Nominating Committee.

**** Mr. Carey is an “interested person,” as defined by the 1940 Act, because of his employment with and ownership interest in the Adviser.

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Indefinite/ Since 2015	Fund Principal Financial Officer, Foreside Management Services LLC (July 2015 to present); Vice President/Assistant Vice President, Treasury Services, JPMorgan Chase & Co. (July 2008 to July 2015).*
William H. DeRoche 53 State Street, Suite 1308 Boston, MA 02109 Year of Birth: 1962	President	Indefinite/ Since 2012	Chief Investment Officer, Adviser (April 2010 to present); Chief Compliance Officer, Adviser (June 2012 to March 2017); Portfolio Manager, ICC Capital (March 2015 to December 2015).
Kenneth A. Kalina c/o Foreside 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Indefinite/ Since 2017	Fund Chief Compliance Officer, Foreside Fund Officer Services, LLC (June 2017 to present); Chief Compliance Officer, Henderson Global Funds (December 2005 to June 2017); Chief Compliance Officer, Henderson Global Investors (North America) Inc. (December 2005 to December 2015).*

Kevin McCreadie AGF Management Limited 66 Wellington Street West 31st Floor Toronto, Ontario Canada M5K 1E9 Year of Birth: 1960	Vice President	Indefinite/ Since 2017	Director and Chief Investment Officer of AGF Investments America Inc. and Executive Vice President and Chief Investment Officer of AGF Management Limited (June 2014 to present); Senior Officer and/or Director of certain subsidiaries of AGF Management Limited (June 2014 to present); Managing Executive — Institutional Asset Management, PNC Financial Services Group Inc.’s (“PNC”) Asset Management Group (December 2008 to May 2014); President and Chief Investment Officer, PNC Capital Advisors, LLC, a division of PNC, President, PNC Funds Co., and President, PNC Alternative Investment Funds Co. (March 2007 to May 2014).

* Mr. Hunter and Mr. Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or other service provider).

Trustee Ownership of Fund Shares

As of December 31, 2017, the Trustees and officers of the Trust, as a group, owned beneficially less than 1% of the outstanding shares of the Trust. As of October 31, 2018, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in the Adviser or Distributor, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor.

The following table shows the dollar range of Shares of the Funds owned by each Trustee in the Funds:

Information as of December 31, 2017**

Name of Trustee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Peter A. Ambrosini	None	None
Joseph A. Franco	BTAL: $10,001 – $50,000	$10,001 – $50,000
Richard S. Robie III	None	None
Interested Trustee
William C. Carey	MOM: $10,001 – $50,000	Over $100,000
SIZ: $10,001 – $50,000
BTAL: $10,001 – $50,000
DIVA: Over $100,000

* Family of Investment Companies consists only of the Funds of FQF Trust.

** The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no Trustee ownership information is provided for these Funds.

Additional Information About the Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Peter A. Ambrosini: Mr. Ambrosini has extensive experience in the investment management business, including as a chief compliance officer of an investment adviser.

Joseph A. Franco: Mr. Franco has extensive experience in legal and regulatory issues affecting the securities industry, including prior positions with the SEC.

Richard S. Robie III: Mr. Robie has extensive experience in the investment management business, including as a chief administration officer of an investment adviser.

William C. Carey: Mr. Carey has extensive experience in the investment management industry, including as the president of an investment adviser and separately of a broker-dealer, and as the head of distribution for a large U.S. asset management firm.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Structure

Mr. Carey is considered to be an Interested Trustee and serves as Chairman of the Board. The Chairman’s responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and serving as a liaison between the Independent Trustees, Trust officers, management personnel and counsel.

The Board believes that having an interested Chairman, who is familiar with the Adviser and its operations, while also having three-fourths of the Board composed of Independent Trustees, strikes an appropriate balance that allows the Board to benefit from the insights and perspective of a representative of management while empowering the Independent Trustees with the ultimate decision-making authority. The Board has not appointed a lead Independent Trustee at this time. The Board does not believe that an independent Chairman or a lead Independent Trustee would enhance the Board’s effectiveness, as the relatively small size of the Board allows for diverse viewpoints to be shared and for effective communications between and among Independent Trustees and management so that meetings proceed efficiently. Independent Trustees have effective control over the Board’s agenda because they form a majority of the Board and can request presentations and agenda topics at Board meetings.

The Board normally holds four regularly scheduled in-person meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees typically meet separately at each regularly scheduled in-person meeting of the Board, when management is not present. The Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Board conducts a self-assessment on an annual basis, as part of which it considers whether the structure of the Board and its Committees are appropriate under the circumstances. Based on such self-assessment, among other things, the Board will consider whether its current structure is appropriate. As part of this self-assessment, the Board will consider several factors, including the number of Funds overseen by the Board, their investment objectives, the responsibilities entrusted to the Adviser and other service providers with respect to the oversight of the day-to-day operations of the Trust and the Funds.

The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser and the Trust’s other service providers. As part of its oversight function, the Board monitors the Advisers’ risk management, including, as applicable, its management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board has not established a standing risk committee. Rather, the Board relies on Trust officers, advisory personnel and service providers to manage applicable risks and report exceptions to the Board in order to enable it to exercise its oversight responsibility. To this end, the Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the Trust’s chief compliance officer (“CCO”), including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally each Fund’s accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of each Fund’s financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to each Fund’s accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met two times during the fiscal year ended June 30, 2018.

The purposes of the Nominating Committee are, among other things, to: (1) identify and recommend for nomination candidates to serve as Trustees and/or on Board committees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act (“Interested Person”) of the Trust and Adviser and who meet any independence requirements of Exchange Rule 5.3(k)(1) or the applicable rule of any other exchange on which shares of the Trust are listed; (2) evaluate and make recommendations to the full Board regarding potential trustee candidates who are and, separately, are not Interested Persons of the Trust and Adviser; and (3) review periodically the workload and capabilities of the Trustees and, as the Nominating Committee deems appropriate, to make recommendations to the Board if such a review suggests that changes to the size or composition of the Board and/or its committees are warranted. The Nominating Committee may, in its sole discretion, consider potential candidates for nomination identified by certain shareholders. Shareholder nominations should be forwarded to the attention of the President of the Trust at the address provided on the cover of this SAI. Any shareholder nomination must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the 1934 Act in order to be considered by the Nominating Committee. The Nominating Committee met one time during the fiscal year ended June 30, 2018.

Compensation of Trustees and Officers

Interested Trustees are not compensated by the Trust. The Trust pays each Independent Trustee an annual retainer of $26,000, paid in equal quarterly installments. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board.

The table below shows the compensation that was paid to the Trustees for the fiscal year ended June 30, 2018:

Name	Aggregate Compensation from the Funds	Aggregate Compensation from the Fund Complex
Peter A. Ambrosini	$12,867	$26,000
Joseph A. Franco	$12,867	$26,000
Richard S. Robie III	$12,867	$26,000
William C. Carey*	None	None

* Mr. Carey assumed his position effective June 19, 2018.

Control Persons and Principal Holders of Securities

Although the Trust does not have information concerning the beneficial ownership of shares nominally held by the Depository Trust Company (“DTC”), as of October 1, 2018, the name, address and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of each Fund were as follows:

AGFiQ U.S. Market Neutral Momentum Fund Nominee Name/Address
GMP Securities L.P. 145 King Street West, Suite 300 Toronto, Ontario M5H 1J8	52.80%*
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	19.52%
Merrill Lynch 1600 Merrill Lynch Drive Pennington, NJ 08534	17.80%

AGFiQ U.S. Market Neutral Value Fund Nominee Name/Address
Merrill Lynch 1600 Merrill Lynch Drive Pennington, NJ 08534	48.47	%*

AGFiQ U.S. Market Neutral Value Fund Nominee Name/Address
TD Ameritrade Clearing, Inc. Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103	17.92%
E*Trade Securities LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	12.03%
Brown Brothers Harriman & Co. 185 Hudson Street, Suite 1150 Jersey City NJ, 07311-4003	11.20%

AGFiQ U.S. Market Neutral Size Fund Nominee Name/Address
Merrill Lynch 1600 Merrill Lynch Drive Pennington, NJ 08534	83.03	%*
Goldman Sachs Proxy Services Church Street Station P.O. Box 3197 New York, NY 10008	7.21%

AGFiQ U.S. Market Neutral Anti-Beta Fund Nominee Name/Address
GMP Securities L.P. 145 King Street West, Suite 300 Toronto, Ontario M5H 1J8	36.91%*
National Financial Services LLC P.O. Box 673004 Dallas, TX 75267	24.54%
TD Ameritrade Clearing, Inc. Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103	10.70%
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	6.88%
Charles Schwab & Co., Inc. ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082	6.29%
Merrill Lynch 1600 Merrill Lynch Drive Pennington, NJ 08534	5.53%

AGFiQ Hedged Dividend Income Fund Nominee Name/Address
Merrill Lynch 1600 Merrill Lynch Drive Pennington, NJ 08534	34.35	%*
TD Ameritrade Clearing, Inc. Attn: Mandi Foster P.O. Box 2577 Omaha, NE 68103	30.98	%*

AGFiQ Hedged Dividend Income Fund Nominee Name/Address
Pershing LLC 1 Pershing Plaza Jersey City, NJ 07399	15.69%
Charles Schwab & Co., Inc. ATTN: Proxy P.O. Box 64930 Phoenix, AZ 85082	6.47%
E*Trade Securities LLC 501 Plaza Two 34 Exchange Place Jersey City, NJ 07311	5.26%

* A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

With respect to the AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF, the Adviser or its affiliates are expected to own all of the initial shares issued by the Funds prior to their commencement of investment operations and public launch.

INFORMATION ABOUT THE ADVISER

William DeRoche, CFA has been the Funds’ portfolio manager since each Fund’s inception. Philip Lee, PhD has been a portfolio manager for each of the Long/Short Funds since July 2013 and has been a portfolio manager for the Long Only Funds and the Active ETFs since each Fund’s inception. Josh Belko, CFA has been a portfolio manager for each of the Long/Short Funds since April 2017 and has been a portfolio manager for the Long Only Funds and the Active ETFs since each Fund’s inception. The following persons own 5% or more of the Adviser: a wholly-owned subsidiary of AGF Management Limited (“AGF”). AGF is a Canadian-based investment management firm serving institutions and individuals around the globe since 1957. TTCER and M/C Venture Investors are private investment vehicles.

Other Accounts Managed by Portfolio Managers

The following table provides information about the portfolio managers as of April 30, 2019:

Portfolio Manager	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
William DeRoche	11	$1,042	0	$0	8	$419	0	$0
Philip Lee	11	$1,042	0	$0	8	$419	0	$0
Josh Belko	11	$1,042	0	$0	8	$419	0	$0

* Registered Investment Companies include all funds managed by the Portfolio Managers, including the Funds. Also includes a Canadian-Registered mutual fund. The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no portfolio manager account information is provided for these Funds.

Conflicts of Interest

In the course of providing advisory services for the Funds, the Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another Fund or account, if any, if such recommendations are consistent with each client’s investment strategies.

The Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Adviser’s clients, such as the Funds. Thus, the Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker used by clients. It is possible that officers or employees of the Adviser may buy or sell securities or other instruments that the Adviser has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Adviser may make security purchases, subject to the terms of the Adviser’s Code of Ethics are consistent with the requirements of Rule 17j-1 under the 1940 Act.

The Adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for their personal benefit or for the benefit of any person, regardless of whether the person is a client of the Adviser. Accordingly, should the Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following its policies and procedures designed to comply with applicable law.

Portfolio Manager Compensation

AGF Investments has created a competitive compensation program that is designed to attract and retain high-caliber investment professionals. Portfolio Managers are eligible to receive a fixed base salary, an annual incentive bonus, equity ownership, as well as benefits. A Portfolio Manager’s total compensation, inclusive of bonus and equity ownership in the Adviser reflects a Portfolio Manager’s relative experience and contribution to the firm.

The annual incentive bonus opportunity provides cash bonuses and equity ownership based upon the Adviser’s overall performance and individual contributions. At this stage in the growth of the Adviser, equity ownership is the key incentive compensation for rewarding Portfolio Managers. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount. Overall compensation will depend on the profitability of the Adviser, which is tied to the success of the Funds.

Portfolio Managers are eligible to participate in the Adviser’s standard employee benefit programs, which include health and welfare programs.

Disclosure of Securities Ownership

The table below shows the dollar range of equity securities in the Funds beneficially owned by each Portfolio Manager as of June 30, 2018.

Name of Portfolio Manager	Dollar Range of Securities Beneficially Owned*
William H. DeRoche	$100,001 – $500,000
Philip Lee, PhD	None
Josh Belko	None

* The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no beneficial ownership information is provided for these Funds.

Investment Advisory Agreement

Under an investment advisory agreement between AGF Investments and the Trust, on behalf of each Fund (“Advisory Agreement”), each Fund pays AGF Investments a fee at an annualized rate, based on its average daily net assets, of 0.50% for the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, and AGFiQ U.S. Market Neutral Size Fund; 0.45% for the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund; 0.25% for the Long Only Funds; and 0.45% for the Active ETFs. AGF Investments manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board. AGF Investments’ address is 53 State Street, Suite 1308, Boston, MA 02109.

Under the Advisory Agreement, the Adviser bears all costs associated with providing these advisory services and pays all salaries, expenses, and fees of the Trustees and officers of the Trust who are officers, directors/trustees, partners, or employees of the Adviser or its affiliates. The Trust pays all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Adviser. Without limiting the generality of the foregoing, the Trust pays or arranges for the payment of the following: the costs of preparing, setting in type, printing and mailing of the Prospectus, Prospectus supplements, SAIs, annual, semi-annual and periodic reports, and notices and proxy solicitation materials required to be furnished to shareholders of the Trust or regulatory authorities, and all tax returns; compensation of the officers and Trustees of the Trust who are not officers, directors/trustees, partners or employees of Adviser or its affiliates; principal financial officer fees, CCO fees and Anti-Money Laundering (“AML”) officer fees; all legal and other fees and expenses incurred in connection with the affairs of the Trust, including those incurred with respect to registering its shares with regulatory authorities and all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing with necessary regulatory authorities of any registration statement and Prospectus, and any amendments or supplements that may be made from time to time, including registration, filing and other fees in connection with requirements of regulatory authorities; all expenses of the transfer, receipt, safekeeping, servicing and accounting for the Trust’s cash, securities, and other property, including all charges of depositories, custodians, and other agents, if any; the charges for the services and expenses of the independent accountants and legal counsel retained by the Trust, for itself or its Independent Trustees; the charges and expenses of maintaining shareholder accounts, including all charges of transfer, bookkeeping, and dividend disbursing agents appointed by the Trust; index licensing fees; all brokers’ commissions and issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; all taxes and corporate fees payable by or with respect to the Trust to federal, state, or other governmental agencies, including preparation of such documents as required by any governmental agency in connection with such taxes; any membership fees, dues or expenses incurred in connection with the Trust’s membership in any trade association or similar organizations; all insurance premiums for fidelity and other coverage; all expenses incidental to holding shareholders and Trustees meetings, including the printing of notices and proxy materials and proxy solicitation fees and expenses; all expenses of pricing of the NAV per share of each Fund, including the cost of any equipment or services to obtain price quotations; and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

AGF Investments has contractually agreed to waive the fees and reimburse expenses of each Target Index Fund until at least November 1, 2019, and each Active ETF until May 15, 2022, so that the total annual operating expenses (excluding interest, taxes, brokerage commissions and other expenses that are capitalized in accordance with generally accepted accounting principles, dividend, interest and brokerage expenses for short positions, acquired fund fees and expenses, and extraordinary expenses) (“Operating Expenses”) of the Fund are limited to 0.75% of average daily net assets for the AGFiQ U.S. Market Neutral Momentum Fund, AGFiQ U.S. Market Neutral Value Fund, and AGFiQ U.S. Market Neutral Size Fund, 0.45% for the AGFiQ U.S. Market Neutral Anti-Beta Fund, AGFiQ Hedged Dividend Income Fund and each Active ETF and 0.65% for the Equal Weighted Funds (collectively, the “Expense Caps”). This undertaking can only be changed with the approval of the Board of Trustees. Each Fund has agreed that it will repay the Adviser for fees and expenses waived or reimbursed for a period of 36 months following such waiver or reimbursement, provided that repayment does not cause Operating Expenses to exceed the lower of that Fund’s Expense Cap and that Fund’s expense cap in place at the time of the Adviser’s waiver or reimbursement.

AGF Investments, from its own resources, including profits from advisory fees received from the Funds, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of the Funds’ shares. A discussion regarding the basis for the Board’s most recent approval of the Advisory Agreement with respect to the Target Index Funds is in the report to shareholders for the period ended June 30, 2018, and with respect to the Active ETFs is expected to be in the first report to shareholders for the period ended on or after June 30, 2019.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Advisory Agreement relates, but will be liable only for willful misconduct, bad faith, gross negligence or reckless disregard of its duties or obligations in rendering its services to the Trust as specified in the Advisory Agreement. The Advisory Agreement also provides that the Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render investment advisory services to others.

The Advisory Agreement, with respect to each Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders on 60 calendar days written notice to the Adviser, and by the Adviser on 60 calendar days written notice to the Trust and that it shall be automatically terminated if it is assigned.

The table below shows the actual aggregate advisory fees paid by each Fund, as well as expenses waived or reimbursed by the Adviser, during the three most recent fiscal years:

Name of Fund(1)	Advisory Fees Paid	Reimbursements and Waivers by the Adviser
AGFiQ U.S. Market Neutral Momentum Fund
Fiscal year ended June 30, 2018	$27,353	$(215,162)
Fiscal year ended June 30, 2017	$12,364	$(203,303)
Fiscal year ended June 30, 2016	$21,440	$(174,771)
AGFiQ U.S. Market Neutral Value Fund
Fiscal year ended June 30, 2018	$6,300	$(216,970)
Fiscal year ended June 30, 2017	$10,355	$(204,912)
Fiscal year ended June 30, 2016	$12,466	$(175,557)
AGFiQ U.S. Market Neutral Size Fund
Fiscal year ended June 30, 2018	$10,033	$(218,868)
Fiscal year ended June 30, 2017	$10,779	$(213,235)
Fiscal year ended June 30, 2016	$11,192	$(179,271)
AGFiQ U.S. Market Neutral Anti-Beta Fund
Fiscal year ended June 30, 2018	$44,987	$(209,882)
Fiscal year ended June 30, 2017	$60,030	$(189,767)
Fiscal year ended June 30, 2016	$140,522	$(117,193)
AGFiQ Hedged Dividend Income Fund

Name of Fund(1)	Advisory Fees Paid	Reimbursements and Waivers by the Adviser
Fiscal year ended June 30, 2018	$35,296	$(210,337)
Fiscal year ended June 30, 2017	$28,421	$(145,741)
Fiscal year ended June 30, 2016	$17,838	$(125,826)

(1) The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and the AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no advisory fee information is provided for these Funds.

Codes of Ethics

The Trust, the Adviser and Foreside Financial Group, LLC (on behalf of each of the Distributor, Foreside Fund Officer Services LLC and Foreside Management Services), have each adopted a code of ethics (“Codes of Ethics”) under Rule 17j-1 of the 1940 Act which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Trust’s and the Adviser’s Codes of Ethics are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, portfolio holdings of the Funds, which will form the basis for the calculation of NAV on a Business Day, are publicly disseminated before the opening of trading on that Business Day through financial reporting and news services, including the website www.AGFiQ.com.

In addition, a portfolio composition file (“PCF”) will be made available daily to certain of the Funds’ service providers to facilitate the provision of services to the Funds and to certain other entities (“Entities”) in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by exemptive orders issued by the SEC and other legal and business requirements pursuant to which the Funds create and redeem shares.

Long/Short Funds

In addition to the PCF, the valuation file will be made available daily to certain of the Long/Short Funds’ service providers. The PCF will include the long positions in the Long/Short Fund’s portfolio and estimated cash, and the valuation file will include long positions, short positions, and estimated cash in the Long/Short Fund’s portfolio for valuation purposes (“Valuation File”). Information similar to the Valuation File will be available by email upon request or posted on www.AGFiQ.com. Entities are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based services, including large institutional investors (“Authorized Participants”) that have been authorized by the Distributor to purchase and redeem Creation Units and other institutional market participants that provide information services.

Each Business Day, the PCF will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of the Long/Short Funds in the secondary market. Daily access to the PCF and Valuation File is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants and the Exchange; and (ii) to other personnel of the Adviser and the Distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his/her absence, any other authorized officer of the Trust if he/she determines that such disclosure is in the best interests of the Long/Short Fund’s shareholders, no conflict exists between the interests of the Long/Short Fund’s shareholders and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

Long Only Funds and Active ETFs

The PCF will include the long positions in each Long Only Fund’s and each Active ETF’s portfolio and estimated cash. Entities are generally limited to NSCC members and subscribers to various fee-based services, including Authorized Participants and other institutional market participants that provide information services.

Each Business Day, the PCF will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or through other fee-based services to NSCC members and/or subscribers to the fee-based services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Long Only Funds and Active ETFs in the secondary market. Daily access to the PCF File is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, or other support to portfolio management, including Authorized Participants and the Exchange; and (ii) to other personnel of the Adviser and the Distributor, administrator, custodian and fund accountant who are involved in functions which may require such information to conduct business in the ordinary course.

Non-Standard Disclosure may not be provided except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the Trust’s Chief Compliance Officer or, in his/her absence, any other authorized officer of the Trust if he/she determines that such disclosure is in the best interests of the Long Only Fund and/or Active ETF, no conflict exists between the interests of the Long Only Fund’s or Active ETF’s shareholders of the and those of the Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

JPMorgan Chase Bank, N.A., 70 Fargo Street, Boston, Massachusetts 02210 (“Administrator”), acts as administrator, fund accounting agent and transfer agent to the Funds pursuant to an administration agreement and a transfer agency agreements (collectively, the “service agreements”).

Pursuant to the service agreements, the Administrator provides the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of NAVs; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Funds under federal and state securities laws. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to the Funds; each Fund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the Funds under the service agreements. Each Fund may also reimburse the Administrator for such out-of-pocket expenses as incurred by the Administrator in the performance of its duties pursuant to the service agreements.

JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245 (“Custodian”), acts as custodian to the Funds pursuant to a global custody agreement.

The following table sets forth the administration, custodian and transfer agency expenses of each Fund paid by the Investment Adviser to JPMorgan Chase Bank, N.A. for the fiscal years noted:

Fund(1)	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended June 30, 2018	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended June 30, 2017	Administration, Custodian, Transfer Agency Expenses Paid During Fiscal Year Ended June 30, 2016
AGFiQ U.S. Market Neutral Momentum Fund	$109,982	$106,440	$123,063
AGFiQ U.S. Market Neutral Value Fund	$101,527	$106,199	$106,429
AGFiQ U.S. Market Neutral Size Fund	$103,918	$104,172	$107,576
AGFiQ U.S. Market Neutral Anti-Beta Fund	$113,104	$119,783	$160,280
AGFiQ Hedged Dividend Income Fund	$100,968	$49,057	$11,438

(1) The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no administration, custodian, or transfer agency expense information is provided for these Funds.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), 101 Seaport Boulevard, Boston MA 02210, serves as independent registered public accounting firm to the Fund. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings.

Legal Counsel

Dechert LLP, 1900 K Street, NW, Washington, DC 20006, serves as the Trust’s legal counsel.

Distributor

Foreside Fund Services, LLC, (the “Distributor”), a Delaware limited liability company, serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and Transfer Agent. The Distributor’s principal address is 3 Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act, and a member of the Financial Industry Regulatory Authority (“FINRA”). Shares are continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements

The Trust has entered into agreements with Foreside Management Services, LLC (“Foreside Management”) and Foreside Fund Officer Services, LLC (“Foreside Compliance”), Three Canal Plaza Suite 100, Portland, ME 04101, pursuant to which Foreside Management and Foreside Compliance provide the Trust with the services of individuals to serve as the Trust’s Principal Financial Officer, CCO and AML officer. Neither Foreside Management, Foreside Compliance nor the Principal Financial Officer, CCO or AML officer have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

Distribution and Service Plan

Shares are continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a prospectus to persons purchasing shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Trust or the Funds.

The Board has adopted a Distribution and Service Plan for each Fund pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with its Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities. In addition, if the payment of management fees by a Fund is deemed to be indirect financing by the Fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that the Adviser may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares. The Adviser may pay amounts to third parties for distribution or marketing services on behalf of the Funds.

The Plan was adopted in order to permit the implementation of the Funds’ method of distribution; however, no fees are currently paid by any Fund under a Plan, and there are no current plans to impose such fees. In the event such fees were to be charged, they would increase the cost of an investment in a Fund over time.

If fees were charged under a Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding shares and by the Trustees in the manner described above. A Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding shares.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on November 19, 2009, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of 12 series. The Board may designate additional series and classify shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee and will assist in communications with other Trust shareholders. Shareholders holding two-thirds of shares outstanding of all Funds may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent.

All shares are freely transferable. Shares will not have preemptive rights, cumulative voting rights, or any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only shares of that Fund may be entitled to vote on the matter. The Trust Instrument confers upon the Board the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the prices of shares to maintain convenient trading ranges for investors (namely, to maintain a price per share that is attractive to investors). Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of a Fund.

The Trust Instrument disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as a securities depositary for the shares. The shares of each Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Distributions of shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of each Fund and its shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services.

While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of its advisory clients for whom the Adviser has voting authority, including the Funds. The Adviser retains an independent fiduciary, Institutional Shareholder Services (“ISS”), to vote proxies on behalf of its clients, and periodically conducts due diligence on ISS as part of its oversight responsibilities related to the use of ISS.

The Adviser has agreed to and the Board has approved the use of the ISS U.S. Sustainability Proxy Voting Policy (“ISS Policy”), which reflects voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. The Policy recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (“ESG”) factors could present material risks to portfolio investments. The

ISS Policy incorporates ESG performance into investment making decisions in order to reflect a more comprehensive understanding of the overall risk profile of portfolio companies and ensure sustainable long-term profitability for their beneficiaries. The ISS Policy seeks to promote support for sustainable business practices, stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, the ISS Policy will take as its frame of reference internationally recognized sustainability-related initiatives and bodies.

The Proxy Voting Policy also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting. The Proxy Voting Policy seeks to avoid material conflicts of interest by having ISS vote proxies according to detailed, pre-determined guidelines, which the Adviser has determined are in the best interests of its clients. Thus, absent unusual circumstances or specific client instructions, the Adviser votes proxies on a particular matter in the same way for all clients, regardless of their investment style or strategies.

Further, as the process for voting is automated, the instances in which votes are not cast, or not cast according to the guidelines, is minimized. The Adviser’s portfolio management team is permitted, under certain circumstances, to vote contrary to the ISS guidelines, provided they believe they are acting in the best interests of clients and complete documentation to substantiate that belief. The Adviser’s CCO performs a quarterly review to ensure that, in any instances where the Adviser voted contrary to the ISS guidelines, the proper documentation was completed.

No later than August 31 of each year, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available, without charge, by calling 1-617-292-9801 or through the SEC’s website at www.sec.gov.

TRANSACTIONS IN CREATION UNITS

Each Fund sells and redeems shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units.

To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a DTC Participant, and you must execute an agreement with the Distributor that governs transactions in the Fund’s Creation Units (collectively with any related handbook and annexes, the “Participant Agreement”).

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges to the investor.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Regular orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Fund’s NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier in the day. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Target Index Funds

The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket that represent component securities from the long portion of the relevant Target Index either (a) will correspond pro rata to the long portfolio securities of the relevant Target Index Fund, or (b) will not correspond pro rata to the long portfolio securities, provided that the In-Kind Creation Basket and In-Kind Redemption Basket securities (1) consist of the same representative sample of the long portfolio securities designed to generate performance that is highly correlated to the performance of the long portfolio securities, (2) consist only of securities that are already included among the existing long portfolio securities, and

(3) are the same for all Authorized Participants on a given Business Day. In either case, the In-Kind Creation Basket and In-Kind Redemption Basket securities and a true pro rata slice of the long portfolio securities may differ solely to the extent necessary (a) because it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement, (b) because, in the case of equity securities, rounding is necessary to eliminate fractional shares or lots that are not tradable round lots, or (c) for temporary periods, to effect changes in the long portfolio securities as a result of the rebalancing of a Target Index.

Active ETFs

The securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will correspond pro rata to the positions in the Active ETF’s portfolio (including cash positions), except: (a) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (b) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (c) TBA Transactions, short positions, and other positions that cannot be transferred in-kind will be excluded from the In-Kind Creation Basket and In-Kind Redemption Basket.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted earlier on the relevant Business Day to be effectuated at that day’s NAV.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Funds will only be issued against full payment, as further described in the Prospectus and this SAI.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Standard Creation Transaction Fee” and “Standard Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. A “Variable Fee” may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and In-Kind Redemption Baskets, respectively, to and from the account of the Trust.

The Standard Creation/Redemption Transaction Fees for the Funds are identified in the table below. For each Fund, an additional Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit may be charged (inclusive of any transaction fees charged).

Fund	Standard Transaction Fee
AGFiQ U.S. Market Neutral Momentum Fund	$1,500.00
AGFiQ U.S. Market Neutral Value Fund	$1,500.00
AGFiQ U.S. Market Neutral Size Fund	$1,500.00
AGFiQ U.S. Market Neutral Anti-Beta Fund	$1,500.00
AGFiQ Hedged Dividend Income Fund	$1,000.00
AGFiQ Equal Weighted Value Factor Fund	$500.00
AGFiQ Equal Weighted Low Beta Factor Fund	$500.00
AGFiQ Equal Weighted High Momentum Factor Fund	$500.00
AGFiQ Dynamic Hedged U.S. Equity ETF	$500.00
AGFiQ Global Infrastructure ETF	$1,500.00

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of the long positions in the Fund’s portfolio, and the Cash Component, or an all cash payment. The Cash Component consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the aggregate NAV of a Creation Unit and the market value of the securities in the In-Kind Creation Basket. If the aggregate NAV per Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket, the purchaser pays the Balancing Amount to a Fund. By contrast, if the aggregate NAV per Creation Unit is less than the market value of the securities in the In-Kind Creation Basket, a Fund pays the Balancing Amount to the purchaser.

The Administrator, in a PCF sent via the NSCC, generally makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and the required number of shares of each security in the In-Kind Creation Basket to be included in the current Fund Deposit for each Fund (based on information about the long positions in the Fund’s portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also generally makes available on each Business Day, the estimated Balancing Amount, effective through and including the previous Business Day.

The Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by a Fund, and the Fund’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor or Transfer Agent. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on a given Business Day (“Transmittal Date”) if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject a creation order if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares, would own 80% or more of the currently outstanding shares of an ETF; (iii) the securities delivered do not conform to the In-Kind Creation Basket for the relevant date; (iv) acceptance of the In-Kind Creation Basket would have adverse income tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise in the discretion of the Trust or the Adviser have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances that are outside the control of the Trust, Custodian, Distributor and Adviser make it practically impossible to process creation orders. Examples of such circumstances include acts of God, public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and is instead effecting a transfer of securities and cash through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in time to deliver the In-Kind Creation Basket to the relevant Trust account by 11:00 a.m., Eastern time, and to transfer the Cash Component to the Custodian through the Federal Reserve Bank wire transfer system by no later than 12:00 p.m., Eastern time, in each case on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using the new Fund Deposit. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 12:00 p.m., Eastern time, the following Business Day.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made as required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or a Cash Redemption Amount that includes an all cash payment. The Cash Redemption Amount consists of a Balancing Amount and a Transaction Fee.

The Balancing Amount reflects the difference, if any, between the aggregate NAV of a Creation Unit and the market value of the securities in the In-Kind Redemption Basket. If the aggregate NAV per Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the aggregate NAV per Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket, the redeeming investor pays the Balancing Amount to the Fund.

The Administrator, in a PCF sent via the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the portfolio securities in the current In-Kind Redemption Basket (subject to possible amendment or correction). The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day.

The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and is instead effecting a transfer of shares through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

DETERMINATION OF NET ASSET VALUE

The NAV of shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. A Fund’s NAV per share is computed by dividing the net assets by the number of shares outstanding.

TAXATION

Overview

Set forth below is a discussion of certain federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of a Fund’s shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances or to certain types of shareholders subject to special treatment under the federal income tax law (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”) and other retirement plans). This discussion is based upon present provisions of the Code, and the regulations promulgated thereunder, in effect as of the date hereof and judicial decisions and administrative rulings publicly available as of that date, all of which are subject to change, which may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Each Fund that has completed a taxable year intends to continue to qualify each taxable year, and each other Fund intends to qualify for its first and each subsequent taxable year, to be treated as a RIC. A RIC is not subject to federal income tax on net income and net realized capital and foreign currency gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things:

(a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in stock, securities or such currencies and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below) (“QPTPs”) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of that value and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of that value is invested in (x) the securities (other than Government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls (by owning 20% or more of their voting power) and that are engaged in the same, similar or related trades or businesses or (y) the securities of one or more QPTPs (“Diversification Requirements”); and

(c) distribute with respect to each taxable year at least 90% of its “investment company taxable income” (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, ordinary income, the excess, if any, of net short-term capital gain over net long-term capital loss, and net gains and losses from certain foreign currency transactions, if any) (“ICTI”) for such year (“Distribution Requirement”).

A QPTP is a “publicly traded partnership” that is treated as a partnership for federal tax purposes and derives less than 90% of its gross income from the items described in clause (a)(i).

In general, for purposes of the Income Requirement, income derived from a partnership (other than a QPTP) will be treated as Qualifying Income only to the extent it is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the RIC. However, 100% of the net income of a RIC derived from an interest in a QPTP will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” includes the equity securities of a QPTP.

If, in any taxable year, a Fund were to fail to qualify for taxation as a RIC — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of those requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then, the Fund would be subject to tax on its taxable income at the corporate rate (21%), and all distributions from earnings and profits, including distributions of net capital gain (that is, the excess of net long-term capital gain (i.e., gain from the sale or other disposition of investments that the Fund has owned (or is treated as having owned) for more than one year) over net short-term capital loss) (if any)), would be taxable to shareholders as dividend income. For individual and certain other non-corporate shareholders (each, an “individual shareholder”), those dividends would be taxable as “qualified dividend income” (as defined below) and thus subject to federal income tax at the rates for net capital gain. In the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, all or part of those dividends would be eligible for the “dividends-received deduction.” Distributions from the Fund would not be deductible by it in computing its taxable income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

Amounts not distributed on a timely basis as described in the next sentence are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, plus (3) all such income and gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to federal corporate income tax in the taxable year ending within the calendar year. Each Fund that has completed a taxable year intends to continue to make distributions, and each other Fund intends for its first and each subsequent taxable year to make distributions, sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that all the Funds will be able to do so.

Distributions

For federal income tax purposes, distributions of ICTI are taxable to a U.S. shareholder (other than a tax-exempt entity) as ordinary income, whether paid in cash or shares. Distributions of net capital gain that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in shares, are taxable at long-term capital gain rates (see below), regardless of how long the shareholder has held the shares on which the Capital Gain Dividends were paid. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income.”

Distributions attributable to the excess of net gains from the sale or other disposition of investments that a Fund owned for one year or less over net long-term capital losses are taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover(s).

The maximum long-term capital gain rates applicable to individual shareholders is either 15% or 20% (depending on whether depending on whether the individual’s income exceeds certain threshold amounts).

A distribution is treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution thus is taxable to shareholders in their taxable year in which that December 31 falls, rather than the calendar year in which the distribution is received.

Investors should be careful to consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time will reflect the amount of the forthcoming distribution, but the distribution nevertheless will generally be taxable.

Shareholders are notified annually as to the federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the value of the shares received.

Under recent tax legislation, individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. The IRS has recently issued proposed regulations permitting a RIC to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the proposed regulations do not provide a mechanism for a RIC to pass through to its shareholders income from publicly traded partnerships that would be eligible for such deduction.

Distributions by a Fund to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally are not taxable. However, distributions from such a plan will be taxable to individual participants without regard to the character of the income earned by the plan.

Please consult a tax advisor for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Qualified Dividend Income

A Fund’s distributions attributable to “qualified dividend income” (i.e., dividends a Fund receives on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions, unless the total dividends the Fund receives therefrom is at least 95% of its gross income, as specially computed, in which case all its dividends qualify) received by an individual shareholder who or that satisfies similar restrictions are taxed at the maximum long-term capital gain rates mentioned above. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a “passive foreign investment company.”

Disposition of Shares

Upon a redemption, sale or exchange of shares, a shareholder will realize a taxable gain or loss depending upon his, her, or its basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange of shares will be disallowed to the extent the shares are replaced (including through reinvestment of dividends, if available) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such shares.

Backup Withholding

A Fund may be required to withhold federal income tax from dividends (including Capital Gain Dividends), and redemption proceeds paid to shareholders (“backup withholding”). Backup withholding will apply if (1) a shareholder fails to furnish the Fund with the shareholder’s correct social security number or other taxpayer identification number, (2) the IRS notifies a shareholder or the Fund that the shareholder has failed to properly report to the IRS certain interest and dividend income and to respond to notices to that effect, or (3) when required to do so, a shareholder fails to certify that he or she is not subject to backup withholding. The backup withholding rate is 24%. Any amounts backup withheld may be credited against a shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from backup withholding and for reduced withholding tax rates under income tax treaties (see the next subsection), the investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) generally are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are attributable to net income or net realized gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is “effectively connected” (as defined in the Code) with a trade or business within the United States the shareholder conducts and (2) Capital Gain dividends paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to that withholding tax. Two categories of dividends, however, “interest-related dividends” and “short-term capital gain dividends,” a Fund pays to foreign shareholders (with certain exceptions) and reports in writing to its shareholders are exempt from that withholding tax. “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain original issue discount, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States. “Short-term capital gain dividends” are dividends that are attributable to “qualified short-term gain” (i.e., net short-term capital gain, computed with certain adjustments).

A Fund may opt not to report dividends as interest-related dividends or short-term capital gain dividends.

If a beneficial holder of shares who or that is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the holder’s conduct of that trade or business, the dividends will be subject to federal income taxation at regular income tax rates. Such a holder, however, is not, in general, subject to federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares or on Capital Gain Dividends unless the holder is described in clauses (1) or (2) in the preceding paragraph.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain generally is subject to federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under the Foreign Account Tax Compliance Act (“FATCA”), “foreign financial institutions” (“FFIs”) and “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, reports information regarding substantial U.S. owners.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under the Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

The U.S. Treasury has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisors regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Unrelated Business Taxable Income

Income of a RIC that would be treated as unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not be attributed as UBTI to such an entity that is a shareholder in the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if the Fund’s shares constitute “debt-financed property” (as defined in Code section 514(b)) in the hands of the shareholder.

A tax-exempt shareholder may also recognize UBTI if the Fund recognizes “excess inclusion income,” as described below under “Mortgage Pooling Vehicles.” Furthermore, any investment by a Fund in residual interests of a collateralized mortgage obligation that has elected to be treated as a real estate mortgage conduit (“REMIC”) can create complex tax consequences, especially if the Fund has state or local government or other tax-exempt shareholders.

Options, Futures, and Swaps

Regulated futures contracts, certain foreign currency contracts, and certain options (namely, “non-equity options” — i.e., certain listed options, such as those on a “broad-based” securities index — and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains or losses on these contracts are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market,” with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by a Fund may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains or losses realized by a Fund, and losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Funds are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

More generally, investments by a Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to a Fund and defer or possibly prevent the recognition or use of certain losses by a Fund. The rules could, in turn, affect the amount, timing of recognition, or character of the income distributed to shareholders by a Fund. In addition, because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the requirements described above to maintain its qualification as a RIC and avoid a fund-level tax.

Foreign Investments

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election may require the Fund to recognize taxable income or gain without the concurrent receipt of cash.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions which generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future Treasury regulations, produce income not among the types of Qualifying Income.

Investment income received from sources within foreign countries, or capital gains earned by a Fund from investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Trust intends that the Funds will seek to operate so as to qualify for treaty-reduced rates of tax when applicable.

In addition, if a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes) that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often are entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which it makes such an election, each Fund will report to its shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Shareholders must itemize their deductions in order to deduct foreign taxes. Certain limitations may apply that could limit the extent to which the credit or the deduction for foreign taxes may be claimed by a shareholder.

Constructive Sales

Under certain circumstances, a Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period for the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a Fund’s transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Mortgage Pooling Vehicles

The Funds may invest in REITs that hold residual interests in REMICs or engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a “qualified REIT subsidiary” that is a TMP. The

Code authorizes the issuance of regulations dealing with the taxation and reporting of the net income allocable to REMIC residual interest holders of REITs and RICs that hold such interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, a Notice issued by the IRS in 2006 provides that, pending the issuance of further guidance (which has not yet been issued), a portion of such net income (referred to in the Code as an “excess inclusion”), of a RIC, such as a Fund, must be allocated to shareholders of the RIC generally in proportion to the dividends received by such shareholders, and the RIC must (1) inform its shareholders that are “nominees” of the amount and character of the excess inclusion income allocated thereto, (2) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocable to its record shareholders that are governmental units and tax-exempt entities that are not subject to tax on their UBTI, and (3) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. As a result, a Fund that invests in such REITs may not be a suitable investment for charitable remainder trusts (see Unrelated Business Taxable Income, below) or other tax-exempt entities.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a qualified pension plan, an IRA, a 401(k) plan, a Keogh plan or other tax-exempt entity) otherwise exempt from federal income tax, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a federal income tax return, to file a return and pay tax on such income; and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in federal withholding tax.

Master Limited Partnerships and Business Development Companies

The Funds may invest in equity securities of MLPs that are expected to derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipeline transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. The Funds expect that these MLPs will be treated as QPTPs (as described above). Accordingly, it is expected that the net income derived by a Fund from such investments will be Qualifying Income for purposes of the Income Requirement. If an MLP in which a Fund invests, however, does not qualify as a QPTP or otherwise is not treated as a corporation for federal income tax purposes, the income derived by a Fund from such investment may not be Qualifying Income and, therefore, could adversely affect the Fund’s status as a RIC.

As described above, a Fund must limit its investments in QPTPs to no more than 25% of its total assets as of the end of each quarter of its taxable year in order to maintain its status as a RIC.

The MLPs in which Funds may invest are expected to be treated as partnerships for federal income tax purposes, and therefore, the cash distributions received by a Fund from an MLP may not correspond to the amount of income allocated to it by the MLP in any given taxable year. If the amount of income allocated by an MLP to a Fund exceeds the amount of cash received by the Fund from such MLP, the Fund may have difficulty making distributions in the amounts necessary to satisfy the distribution requirements for maintaining RIC status and avoiding any income and excise taxes. Accordingly, a Fund may need to dispose of securities under disadvantageous circumstances in order to generate sufficient cash to satisfy those distribution requirements.

Funds may also invest in BDCs or ETFs. BDCs and ETFs are generally treated as RICs for federal income tax purposes. Accordingly, income derived by a Fund from such investments will be Qualifying Income.

Equalization Accounting

Each Fund distributes its net investment income and net realized capital and foreign currency gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise taxes. Each Fund may, on its federal income tax return, treat as a distribution the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Fund’s undistributed ICTI and net capital gain (“NCG”), respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that a Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income and excise taxes, and the amount of any undistributed ICTI or NCG will be reflected in the value of a Fund’s shares.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs.

OTHER INFORMATION

Disclaimers

The Dow Jones Relative Value IndexSM, Dow Jones Low Beta IndexSM, Dow Jones High Momentum IndexSM, and U.S. Market Neutral IndicesSM (the “Indices”) are a product of S&P Dow Jones Indices LLC (“SPDJI”), and have been licensed for use by AGF Investments LLC (“Licensee”). Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Funds are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to the Licensee with respect to the Indices is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to the Licensee or the Funds. S&P Dow Jones Indices have no obligation to take the needs of the Licensee’s or the owners of the Funds into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Funds or the timing of the issuance or sale of the Funds or in the determination or calculation of the equation by which the Funds are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Funds. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE LICENSEE, OWNERS OF THE LICENSEE’S PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND AGF INVESTMENTS LLC, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The Indxx Hedged Dividend Income IndexSM is a product of Indxx, LLC and has been licensed for use. This exchange-traded fund (“ETF”) and its common shares are not sponsored, endorsed, sold or promoted by Indxx, LLC. Indxx, LLC makes no representation or warranty, express or implied, to the shareholders of this ETF or any member of the public regarding the advisability of investing in securities generally or in this ETF particularly or the ability of any data supplied by Indxx, LLC to track general stock market performance. Indxx, LLC’s only relationship to this ETF is the licensing of certain trademarks and trade names of Indxx, LLC and of the data supplied by Indxx, LLC which is determined, composed and calculated by Indxx, LLC without regard to this ETF or its common shares. Indxx, LLC has no obligation to take the needs of AGF Investments or the shareholders of the ETF into consideration in determining, composing or calculating the data supplied by Indxx, LLC. Indxx, LLC is not responsible for and has not participated in the determination of the prices of the common shares of the ETF or the timing of the issuance or sale of such common shares. Indxx, LLC has no obligation or liability in connection with the administration, marketing or trading of this ETF or its common shares.

Shares of the Funds are not sponsored, endorsed or promoted by NYSE Arca, Inc. NYSE Arca is not responsible for, nor has it participated, in the determination of the timing of, prices of, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Funds in connection with the administration, marketing or trading of the shares of the Funds. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of the Funds to track the total return performance of its Target Index or the ability of the Target Indexes to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Indexes. NYSE Arca does not guarantee the accuracy and/or the completeness of the Target Indexes or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the Target Indexes or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Index or any data included therein.

Adviser Disclaimer

The Adviser does not guarantee the accuracy or the completeness of any Target Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of a Fund or to any other person or entity, as to results to be obtained by a Fund from the use of a Target Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to a Target Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

FINANCIAL STATEMENTS

The audited financial statements for certain of the Funds for the fiscal year ended June 30, 2018, are incorporated herein by reference to the Annual Report to shareholders of the Funds for that year in reliance upon such reports and on the authority of PwC as an expert in accounting and auditing. The AGFiQ Equal Weighted Value Factor Fund, AGFiQ Equal Weighted Low Beta Factor Fund, AGFiQ Equal Weighted High Momentum Factor Fund, AGFiQ Dynamic Hedged U.S. Equity ETF and AGFiQ Global Infrastructure ETF had not commenced operations as of the date of this SAI. Accordingly, no financial information is provided for these Funds.